UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET
GLOBAL PARTNERS INCOME FUND INC.

FORM N-Q

MAY 31, 2012

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 84.6%
CONSUMER DISCRETIONARY — 14.8%
Auto Components — 0.3%
Europcar Groupe SA	11.500%	5/15/17	100,000	EUR	$107,421	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	418,865	(a)(c)
Total Auto Components					526,286
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	660,000		664,950
Escrow GCB General Motors	—	—	480,000		9,975	*(d)
Escrow GCB General Motors	—	—	1,105,000		22,964	*(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	120,000		128,400	(a)(c)
Total Automobiles					826,289
Diversified Consumer Services — 0.6%
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		292,900
ServiceMaster Co., Senior Notes	8.000%	2/15/20	160,000		168,600
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000		569,400	(c)
Total Diversified Consumer Services					1,030,900
Hotels, Restaurants & Leisure — 5.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	270,000		271,350	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	273,552		236,705	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	80,000		82,400
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	290,000		290,000	(a)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	100,000		96,000	(c)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,404,000		1,116,180	(c)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	180,000		184,050	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	320,000		321,600	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	11.500%	1/15/17	569,301		611,999	(e)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	300,000		310,500	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	414,107		367,002	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	589,287
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	370,000		357,975	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	209,000		201,685	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	250,000		251,875	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	280,000		281,400	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	360,000		370,350
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	40,000		45,200	(c)
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	95,000		106,875	(c)
Mohegan Tribal Gaming Authority, Senior Notes	11.000%	9/15/18	55,000		39,875	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,030,000		952,750	(a)(c)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	560,000		613,200	(c)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	480,000		554,400	(c)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	250,000		272,500	(c)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	80,000		82,000	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	660,000		683,100	(a)(c)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	170,000		159,800	(a)(f)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	10,000		10,100	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	475,000		$0	(b)(d)(g)(h)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	50,000		0	(b)(d)(g)(h)
Total Hotels, Restaurants & Leisure					9,460,158
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	360,000		388,800	(c)
Media — 5.1%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000		124,200	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	27,381		30,735	(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,700,000		1,748,875	(c)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	110,000		82,500	(a)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	390,000		390,975	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	220,000		211,200	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	30,000		28,350	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		31,875	(c)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		318,488	(c)
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	310,000		336,350
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	340,000		353,600
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	570,000		687,644	(c)
LBI Media Inc., Senior Notes	8.500%	8/1/17	50,000		10,250	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	270,000		224,100	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000	EUR	544,060	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	610,000		695,400	(c)(i)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	40,000		45,400	(c)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	579,000		466,095	(a)(c)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	300,000	EUR	361,676	(a)(c)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	100,000	EUR	119,631	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	90,000		87,300	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	190,000		186,200	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	290,000		297,975	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		195,300	(a)(c)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	500,000	EUR	598,157	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	650,000	EUR	864,005	(a)(c)
Total Media					9,040,341
Multiline Retail — 0.2%
Bon-Ton Stores Inc., Senior Notes	10.250%	3/15/14	120,000		83,400
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	310,000		289,463	(c)
Total Multiline Retail					372,863
Specialty Retail — 1.4%
American Greetings Corp., Senior Notes	7.375%	12/1/21	380,000		397,100
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	877,297	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	520,000		464,100
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	350,000		373,628	(c)
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	212,000		226,310	(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	210,000		218,138	(a)
Total Specialty Retail					2,556,573
Textiles, Apparel & Luxury Goods — 1.1%
Boardriders SA, Senior Notes	8.875%	12/15/17	700,000	EUR	865,550	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000		291,450	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Textiles, Apparel & Luxury Goods — continued
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	725,000		$774,851	(c)
Total Textiles, Apparel & Luxury Goods					1,931,851
TOTAL CONSUMER DISCRETIONARY					26,134,061
CONSUMER STAPLES — 1.5%
Food & Staples Retailing — 0.2%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	350,000		357,000	(a)
Food Products — 0.9%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	400,000	GBP	607,233	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	230,000	EUR	274,086	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	140,000		142,800	(a)(c)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000		593,775	(a)(c)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	61,000		70,455	(c)
Total Food Products					1,688,349
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	260,000		241,800	(a)
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	50,000		54,250	(a)
Total Personal Products					296,050
Tobacco — 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	410,000		401,800	(c)
TOTAL CONSUMER STAPLES					2,743,199
ENERGY — 17.8%
Energy Equipment & Services — 1.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	170,000		176,800
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	210,000		197,925	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	575,000		577,875	(a)(c)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000		426,000	(c)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000		208,000	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	200,000		211,000	(a)(c)
SESI LLC, Senior Notes	7.125%	12/15/21	330,000		361,350	(a)(c)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	950,000		1,016,500	(c)
Total Energy Equipment & Services					3,175,450
Oil, Gas & Consumable Fuels — 16.0%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	440,000		424,600
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	420,000		429,450
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	240,000		246,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	90,000		92,475
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	260,000		278,200	(a)(c)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	420,000		432,862	(c)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	250,000		238,260
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000		482,400	(c)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	785,542		567,554	(a)(b)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000		263,750	(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	250,000		248,750	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	100,000		108,500	(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	598,459		651,572	(a)(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,000,000		1,240,000	(c)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	370,000		401,450	(c)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	250,000		270,237	(c)(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	260,000		277,221	(c)(f)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	520,000		$442,000	(c)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	1,340,000		1,406,625	(a)(c)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	350,000		360,938	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	120,000		118,500	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	380,000		294,500
Novatek Finance Ltd., Notes	6.604%	2/3/21	460,000		492,090	(a)(c)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	705,000		504,075	(c)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	480,000		516,000	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	470,000		410,075	(a)(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	246,000		214,635	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000		343,200	(c)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000		482,489
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000		1,024,465	(c)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	390,000		451,407	(c)
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,280,000		5,350,000	(c)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000		480,675	(a)(c)
Petronas Capital Ltd.	5.250%	8/12/19	1,555,000		1,789,531	(a)(c)(i)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	470,000		65,800	(a)(g)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	325,000		354,250	(c)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000		359,700	(c)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000		117,425	(a)(c)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000		567,150	(a)(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	420,000		404,250	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,020,000		1,050,600	(c)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000		10,950	(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	570,000		675,450	(a)(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000		495,296	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	580,000		577,825	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	110,000		107,250
Teekay Corp., Senior Notes	8.500%	1/15/20	615,000		636,525	(c)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	880,000		996,600	(a)(c)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	340,000		314,500	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	560,000		344,400	(a)
Total Oil, Gas & Consumable Fuels					28,413,057
TOTAL ENERGY					31,588,507
FINANCIALS — 7.0%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		295,952	(c)
Commercial Banks — 1.8%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	620,000		626,200	(a)(c)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	370,000		372,917	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	160,000		188,948	(a)(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	290,000		220,400	(a)(c)(f)(j)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	940,000		809,362	(a)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		154,500	(f)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	610,000		597,667	(c)
Santander Issuances SAU, Notes	5.911%	6/20/16	200,000		187,123	(a)
Total Commercial Banks					3,157,117
Consumer Finance — 1.2%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	400,000		391,400	(c)
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,060,000		1,200,450	(c)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	525,976	(c)
Total Consumer Finance					2,117,826

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Financial Services — 3.2%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	660,000		$745,800	(c)
Boats Investments (Netherlands) BV, Secured Notes	8.887%	12/15/15	671,220	EUR	356,885	(e)(f)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	310,000		322,400	(c)
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	130,000		132,437
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	296,000		303,030	(c)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		468,625
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		76,563	(c)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,100,050	(c)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		100,575	(c)
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	300,000	EUR	392,280	(a)(c)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	250,000		252,812	(c)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	500,000	EUR	612,068	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	310,000		328,600	(a)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		487,500	(a)(f)
Total Diversified Financial Services					5,679,625
Insurance — 0.6%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		542,459	(c)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	9/30/12	100,000		83,054	(f)(j)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	200,000		196,000	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		275,000	(a)(c)
Total Insurance					1,096,513
TOTAL FINANCIALS					12,347,033
HEALTH CARE — 5.1%
Health Care Equipment & Supplies — 0.4%
Biomet Inc., Senior Notes	10.000%	10/15/17	20,000		21,375	(c)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	202,000		216,014	(c)(e)
Ontex IV SA, Senior Notes	9.000%	4/15/19	300,000	EUR	306,034	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	200,000	EUR	204,022	(a)
Total Health Care Equipment & Supplies					747,445
Health Care Providers & Services — 4.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	470,000		524,050
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	354,187		370,125	(e)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	300,000		316,500
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	220,000		236,500	(c)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	540,000		554,175
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,080,000		934,200	(c)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	380,000	GBP	503,664	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	200,000		204,500
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	210,000		214,200	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	750,000		824,063	(c)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		183,600	(a)(c)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	620,000		687,425	(c)
INC Research LLC, Senior Notes	11.500%	7/15/19	160,000		152,200	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	330,000		280,500	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	90,000		90,450	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	491,000		562,195	(c)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	635,000		650,081	(c)(e)(f)
US Oncology Inc. Escrow	—	—	255,000		5,100	*

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services — continued
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	250,000		$246,250	(c)
Total Health Care Providers & Services					7,539,778
Pharmaceuticals — 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	801,809	(a)(c)
TOTAL HEALTH CARE					9,089,032
INDUSTRIALS — 10.2%
Aerospace & Defense — 1.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	220,000		233,750
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	610,000		649,650	(c)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	190,000		209,950	(c)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	560,000		606,200	(a)(c)
Total Aerospace & Defense					1,699,550
Airlines — 1.4%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	167,460		165,785	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	612,108
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	21,939		22,296
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	3,910		4,286
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	52,347		52,871	(c)
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	260,000		263,250	(a)(c)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	950,000		983,250	(a)(c)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	99,616		106,589	(c)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	147,000		155,453	(a)(c)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	128,000		132,480	(a)(c)
Total Airlines					2,498,368
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	224,200		204,022	(a)(d)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	370,000		379,250	(a)(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		204,000	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	279,000	EUR	328,597	(a)
Total Building Products					1,115,869
Commercial Services & Supplies — 1.8%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	50,000		46,250	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	780,000		713,700	(a)(c)
American Reprographics Co., Senior Notes	10.500%	12/15/16	460,000		453,100
Cenveo Corp., Secured Notes	8.875%	2/1/18	200,000		182,000
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000		487,987	(c)
JM Huber Corp., Senior Notes	9.875%	11/1/19	200,000		211,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	580,000		565,500	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		191,250
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	360,000		371,700	(a)
Total Commercial Services & Supplies					3,222,487
Construction & Engineering — 0.7%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	350,000		313,250	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	550,000		602,250	(a)(c)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000		228,250	(a)
Total Construction & Engineering					1,143,750
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	400,000		386,000	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Industrial Conglomerates — 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	40,000		$44,900	(c)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		369,790	(a)
Total Industrial Conglomerates					414,690
Machinery — 0.6%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	510,000		530,400	(a)(c)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	250,000		253,750	(a)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	230,000		205,850	(a)
Total Machinery					990,000
Marine — 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	312,958		288,704	(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	219,000		213,525	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	670,000		633,150	(c)
Total Marine					1,135,379
Road & Rail — 1.5%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	874,178		712,455	(e)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	121,486	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	546,000		540,540	(a)(c)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	740,000		843,600	(c)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	460,000		502,550	(c)
Total Road & Rail					2,720,631
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	455,000		470,925	(c)
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	2,000		2,040	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	98,000		100,450	(a)(c)
Total Trading Companies & Distributors					573,415
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	240,000		135,600	(a)(c)
CMA CGM, Senior Notes	8.875%	4/15/19	700,000	EUR	489,036	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	710,000		644,325	(a)(c)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	770,000		771,925	(a)(c)
Total Transportation					2,040,886
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000		184,500	(a)
TOTAL INDUSTRIALS					18,125,525
INFORMATION TECHNOLOGY — 2.3%
Communications Equipment — 0.3%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	880,000		609,400	(c)
Electronic Equipment, Instruments & Components — 0.5%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	850,000		962,625	(a)(c)
IT Services — 0.8%
First Data Corp., Senior Notes	9.875%	9/24/15	940,000		937,650	(c)
First Data Corp., Senior Notes	10.550%	9/24/15	330,000		330,000
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	70,000		72,975	(a)
Total IT Services					1,340,625
Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	140,000		148,050	(a)(c)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	214,000		225,770	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Semiconductors & Semiconductor Equipment — continued
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	244,000		$262,300	(a)(c)
Total Semiconductors & Semiconductor Equipment					636,120
Software — 0.3%
Lawson Software Inc., Senior Notes	10.000%	4/1/19	380,000	EUR	473,394	(a)
TOTAL INFORMATION TECHNOLOGY					4,022,164
MATERIALS — 11.7%
Chemicals — 1.3%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	540,000		583,200	(a)(c)
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	340,000		383,350	(a)(c)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	310,000		326,275	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	268,000	EUR	300,729	(a)(c)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	500,000	EUR	523,967	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	120,000	EUR	125,752	(a)
Total Chemicals					2,243,273
Containers & Packaging — 2.2%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,231,864	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	280,000		279,300	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	510,000		521,475
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.250%	5/15/18	290,000		273,325	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	390,000		389,512	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	200,000		204,000	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	500,000		463,750	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	610,000		635,925	(a)(c)
Total Containers & Packaging					3,999,151
Metals & Mining — 6.6%
China Oriental Group Co., Ltd.	7.000%	11/17/17	490,000		382,200	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		288,900	(a)(c)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		267,500	(a)(c)
Evraz Group SA, Notes	8.250%	11/10/15	130,000		136,452	(a)(c)
Evraz Group SA, Notes	6.750%	4/27/18	1,110,000		1,028,137	(a)(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000		567,810	(a)(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	100,000		100,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	550,000		570,625	(a)(c)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	840,000		525,000	(a)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	200,000		145,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	360,000		360,900	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	330,000	EUR	390,703	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	400,000		425,000	(c)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	260,000		269,750	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		357,712	(c)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	810,000		439,425	(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		220,670	(c)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000		769,562	(c)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	210,000		204,750	(a)(c)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	420,000		422,100
Vale Overseas Ltd., Notes	8.250%	1/17/34	460,000		594,502	(c)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,757,000		2,019,273	(c)(i)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	627,000		644,243	(a)(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000		414,000	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		96,500	(a)
Total Metals & Mining					11,641,214

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Paper & Forest Products — 1.6%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	560,000		$599,200	(a)(c)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	407,000		430,402	(c)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	62,000		73,881	(c)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	160,000		163,135	(a)
Empresas CMPC SA, Notes	4.750%	1/19/18	250,000		261,363	(a)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	240,000		242,400	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	250,000		243,125	(a)(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	190,000		190,492	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	150,000		161,250	(a)(c)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	234,000		114,660
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	190,190		145,495	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	60,000		60,225	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	440,000		158,400
Total Paper & Forest Products					2,844,028
TOTAL MATERIALS					20,727,666
TELECOMMUNICATION SERVICES — 8.3%
Diversified Telecommunication Services — 5.1%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,363,000		899,580	(a)(c)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	730,000		481,800	(a)(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	356,000		234,960	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000		41,250	(c)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	380,000		408,500	(a)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	250,000		267,500	(a)(c)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	150,000		156,938	(c)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	450,000		448,875
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000		150,750
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	200,000		197,000
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	600,000		613,500	(a)(c)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		230,120	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		376,200	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	380,000		414,200	(c)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		494,674	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	390,425	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	180,000	EUR	234,255	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	520,000		541,471	(a)(c)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	248,000		258,240	(a)(c)
West Corp., Senior Notes	8.625%	10/1/18	370,000		387,575	(c)
West Corp., Senior Notes	7.875%	1/15/19	470,000		473,525
West Corp., Senior Subordinated Notes	11.000%	10/15/16	290,000		307,037	(c)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		171,000	(a)(c)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	839,614		625,512	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	270,000		260,550
Total Diversified Telecommunication Services					9,065,437
Wireless Telecommunication Services — 3.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		397,727	(c)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		588,600	(a)(c)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	10,000		10,150
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	530,000		514,100
Oi S.A., Senior Notes	5.750%	2/10/22	240,000		235,200	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	490,000	GBP	662,678	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	135,240	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	250,000		186,875

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services — continued
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,865,000	$1,580,587	(c)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	630,000	683,550	(a)(c)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	365,000	393,288	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	181,872	(a)
Total Wireless Telecommunication Services				5,569,867
TOTAL TELECOMMUNICATION SERVICES				14,635,304
UTILITIES — 5.9%
Electric Utilities — 2.2%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000	706,200	(c)
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	420,000	365,400	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	1,180,000	1,209,500	(a)(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000	320,600	(a)(c)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	203,387	187,116
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	800,000	760,000	(c)
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	270,000	66,150
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	400,000	270,000	(a)
Total Electric Utilities				3,884,966
Gas Utilities — 0.5%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000	94,700	(c)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000	348,150	(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	470,000	481,750	(a)
Total Gas Utilities				924,600
Independent Power Producers & Energy Traders — 3.0%
AES Corp., Senior Notes	9.750%	4/15/16	500,000	588,750	(c)
AES Gener SA, Notes	5.250%	8/15/21	250,000	263,687	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	270,000	275,400	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	620,000	658,750	(a)(c)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000	416,914	(a)(c)
Dynegy Inc., Bonds	7.670%	11/8/16	280,000	176,400	(c)(g)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	570,000	306,375	(c)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	210,000	227,325	(c)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	390,000	386,100	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	810,000	818,100	(a)(c)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,430,000	1,215,500	(c)
Total Independent Power Producers & Energy Traders				5,333,301
Multi-Utilities — 0.2%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000	239,700	(a)(c)
TOTAL UTILITIES				10,382,567
TOTAL CORPORATE BONDS & NOTES (Cost — $150,584,055)				149,795,058
COLLATERALIZED SENIOR LOANS — 2.9%
CONSUMER DISCRETIONARY — 0.8%
Diversified Consumer Services — 0.6%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	1,000,000	1,021,875	(k)
Hotels, Restaurants & Leisure — 0.2%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	297,750	296,261	(k)
TOTAL CONSUMER DISCRETIONARY				1,318,136

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
ENERGY — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Chesapeake Energy Corp., Term Loan	—	12/1/17	1,690,000		$1,650,708	(k)(l)
FINANCIALS — 0.3%
Capital Markets — 0.3%
Stockbridge/SBE Holdings LLC, Term Loan B	—	5/2/17	610,000		597,800	(k)(l)
INDUSTRIALS — 0.1%
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	55,440		55,440	(d)(k)
Trico Shipping AS, New Term Loan B	—	5/13/14	97,612		97,612	(d)(k)(l)
TOTAL INDUSTRIALS					153,052
INFORMATION TECHNOLOGY — 0.1%
IT Services — 0.1%
SRA International Inc., Term Loan B	6.500%	7/20/18	218,571		214,200	(k)
MATERIALS — 0.2%
Chemicals — 0.2%
Kerling PLC, Term Loan	10.000%	6/30/16	300,000	EUR	333,855	(k)
TELECOMMUNICATION SERVICES — 0.4%
Wireless Telecommunication Services — 0.4%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	620,646		633,059	(k)
UTILITIES — 0.1%
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.739%	10/10/17	323,528		189,385	(k)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $5,186,520)					5,090,195
CONVERTIBLE BONDS & NOTES — 0.6%
CONSUMER DISCRETIONARY — 0.4%
Diversified Consumer Services — 0.4%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	770,000		631,400	(a)(c)
INDUSTRIALS — 0.2%
Marine — 0.2%
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	106,312		10,762	(b)(d)(e)
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	382,723		285,697	(b)(d)(e)
TOTAL INDUSTRIALS					296,459
MATERIALS — 0.0%
Chemicals — 0.0%
Hercules Inc.	6.500%	6/30/29	100,000		81,250
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $1,109,472)					1,009,109
SOVEREIGN BONDS — 38.0%
Argentina — 2.9%
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,400,500		833,298	(i)
Republic of Argentina, GDP Linked Securities, Senior Bonds	4.383%	12/15/35	5,670,000		552,825	(f)(m)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	3,321,000		2,987,545
Republic of Argentina, Senior Bonds	7.000%	10/3/15	485,000		363,110
Republic of Argentina, Senior Notes	8.750%	6/2/17	450,000		357,750
Total Argentina					5,094,528
Brazil — 5.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	665,000	BRL	336,332
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	8,035,000	BRL	4,047,527
Federative Republic of Brazil	7.125%	1/20/37	427,550		592,157

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Brazil — continued
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	2,418,667		$2,841,933	(i)
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		1,037,775
Total Brazil					8,855,724
Chile — 0.9%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	260,000		270,100	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		261,692	(a)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	490,000		516,653	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		456,290
Total Chile					1,504,735
Colombia — 2.0%
Republic of Colombia	7.375%	9/18/37	2,150,000		3,042,250	(c)(i)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		223,650
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		327,038
Total Colombia					3,592,938
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	186,000		168,795	(a)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000		117,975	(a)(f)
Total India					286,770
Indonesia — 3.0%
Republic of Indonesia, Notes	5.250%	1/17/42	1,080,000		1,073,250	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		116,250	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	7,931,000,000	IDR	1,062,304
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	4,954,000,000	IDR	710,656
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	5,058,000,000	IDR	693,792
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		902,875	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	5,998,000,000	IDR	810,356
Total Indonesia					5,369,483
Malaysia — 1.0%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	5,360,000	MYR	1,723,861
Government of Malaysia, Senior Bonds	4.262%	9/15/16	130,000	MYR	42,692
Total Malaysia					1,766,553
Mexico — 2.8%
Mexican Bonos, Bonds	8.000%	6/11/20	39,289,500	MXN	3,136,857
Mexican Bonos, Bonds	8.500%	11/18/38	12,990,000	MXN	1,014,286
United Mexican States, Bonds	10.000%	12/5/24	4,800,000	MXN	442,338
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000		184,000
United Mexican States, Senior Notes	5.125%	1/15/20	220,000		252,340
Total Mexico					5,029,821
Panama — 1.3%
Republic of Panama	6.700%	1/26/36	1,738,000		2,255,055
Peru — 2.3%
Republic of Peru	8.750%	11/21/33	490,000		776,650
Republic of Peru, Bonds	7.840%	8/12/20	3,329,000	PEN	1,436,972
Republic of Peru, Bonds	6.550%	3/14/37	151,000		197,055
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,653,000	(i)
Total Peru					4,063,677
Philippines — 0.3%
Republic of Philippines, Senior Bonds	5.500%	3/30/26	400,000		461,000

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Poland — 1.6%
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000	$1,035,324	(c)
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000	530,650
Republic of Poland, Senior Notes	5.000%	3/23/22	1,270,000	1,334,770
Total Poland				2,900,744
Russia — 4.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	756,000	795,788	(a)(c)
Russian Federation	5.625%	4/4/42	2,600,000	2,695,030	(a)
Russian Foreign Bond - Eurobond	12.750%	6/24/28	42,000	74,088	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	3,177,738	3,745,758	(a)(i)
Total Russia				7,310,664
Sri Lanka — 0.2%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	390,000	383,948	(a)
Turkey — 4.6%
Republic of Turkey, Notes	6.750%	5/30/40	1,175,000	1,285,156
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000	968,645	(i)
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,296,000	5,845,460	(i)
Total Turkey				8,099,261
Venezuela — 5.8%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,296,000	4,554,560	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	233,000	153,780
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,982,000	1,461,725
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	391,000	402,730
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000	3,677,005
Total Venezuela				10,249,800
TOTAL SOVEREIGN BONDS (Cost — $65,263,541)				67,224,701

			SHARES
COMMON STOCKS — 1.2%
CONSUMER DISCRETIONARY — 0.6%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			19,194	38,388	*(b)(d)
Media — 0.6%
Charter Communications Inc., Class A Shares			17,631	1,105,464	*
TOTAL CONSUMER DISCRETIONARY				1,143,852
ENERGY — 0.3%
Energy Equipment & Services — 0.3%
KCAD Holdings I Ltd.			77,972,021	530,366	*(b)(d)
INDUSTRIALS — 0.3%
Marine — 0.3%
DeepOcean Group Holding AS			26,137	444,329	*(b)
Horizon Lines Inc., Class A Shares			9,758	18,052	*
TOTAL INDUSTRIALS				462,381
TOTAL COMMON STOCKS (Cost — $1,721,602)				2,136,599

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS — 1.2%
FINANCIALS — 1.2%
Diversified Financial Services — 1.2%
Citigroup Inc. (Cost - $2,804,405)	7.500%	24,800	$2,085,184
PREFERRED STOCKS — 0.6%
FINANCIALS — 0.5%
Consumer Finance — 0.5%
GMAC Capital Trust I	8.125%	40,749	933,967	(f)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%	4,925	7,437	*(f)
TOTAL FINANCIALS			941,404
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%	101,700	102,208	(a)(b)
TOTAL PREFERRED STOCKS (Cost — $1,213,025)			1,043,612

	EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT
PURCHASED OPTIONS — 0.2%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $92.00	9/19/12	8,730,000	278,176
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.18 Index, Put @ $93.00	7/18/12	3,710,000	81,515
TOTAL PURCHASED OPTIONS (Cost — $373,420)			359,691

		WARRANTS
WARRANTS — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	9,125	252,078
Buffets Restaurant Holdings	4/28/14	498	5	*(b)(d)
Charter Communications Inc.	11/30/14	641	10,897	*(b)
Jack Cooper Holdings Corp.	12/15/17	496	39,680	*(b)
Jack Cooper Holdings Corp.	5/6/28	228	18,240	*(b)
Nortek Inc.	12/7/14	1,175	5,875	*(b)(d)
SemGroup Corp.	11/30/14	2,968	23,269	*(b)(d)
TOTAL WARRANTS (Cost — $28,729)			350,044
TOTAL INVESTMENTS — 129.5% (Cost — $228,284,769#)			229,094,193
Liabilities in Excess of Other Assets — (29.5)%			(52,172,736)
TOTAL NET ASSETS — 100.0%			$176,921,457

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(d)	Illiquid security.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	The coupon payment on these securities is currently in default as of May 31, 2012.
(h)	Value is less than $1.
(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(j)	Security has no maturity date. The date shown represents the next call date.
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

(l)	All or a portion of this loan is unfunded as of May 31, 2012. The interest rate for fully unfunded term loans is to be determined.
(m)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GBP	- British Pound
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	9/19/12	$87.00	8,730,000	$141,448
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	6/20/12	94.00	2,550,000	48,707
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	7/18/12	88.00	3,710,000	23,648
TOTAL WRITTEN OPTIONS (Premiums received — $198,183)				$213,803

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

Summary of Investments by Country **

United States	39.1%
Brazil	7.9
Mexico	6.5
Russia	5.2
Venezuela	4.6
Turkey	3.5
Indonesia	3.2
United Kingdom	2.9
Colombia	2.6
Argentina	2.5
Luxembourg	1.9
Peru	1.8
Malaysia	1.6
Netherlands	1.5
Panama	1.3
Poland	1.3
Chile	1.3
Ireland	1.0
India	0.8
Germany	0.8
Cayman Islands	0.8
France	0.8
Bermuda	0.7
Australia	0.7
Canada	0.6
Italy	0.6
Kazakhstan	0.6
South Africa	0.5
Qatar	0.4
Norway	0.4
Sweden	0.3
United Arab Emirates	0.3
Mongolia	0.3
Marshall Islands	0.3
Belgium	0.2
Spain	0.2
Trinidad and Tobago	0.2
Philippines	0.2
Sri Lanka	0.2
China	0.2
Singapore	0.1
Austria	0.1
100.0%

**As a percentage of total investments. Please note that Fund holdings are as of May 31, 2012 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$149,558,353	$236,705	$149,795,058
Collateralized senior loans	—	5,090,195	—	5,090,195
Convertible bonds & notes	—	1,009,109	—	1,009,109
Sovereign bonds	—	67,224,701	—	67,224,701
Common stocks:	—	—	—	—
Consumer discretionary	$1,105,464	—	38,388	1,143,852
Energy	—	—	530,366	530,366
Industrials	18,052	444,329	—	462,381
Convertible preferred stocks	2,085,184	—	—	2,085,184
Preferred stocks	941,404	102,208	—	1,043,612
Purchased options	—	359,691		359,691
Warrants	—	344,164	5,880	350,044
Total investments	$4,150,104	$224,132,750	$811,339	$229,094,193
Other financial instruments:
Forward foreign currency contracts	—	$1,175,263	—	$1,175,263
Credit default swaps on credit indices - buy protection‡	—	321,517	—	321,517
Total other financial instruments	—	$1,496,780	—	$1,496,780
Total	$4,150,104	$225,629,530	$811,339	$230,590,973

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$213,803	—	$213,803
Forward foreign currency contracts	—	12,903	—	12,903
Total	—	$226,706	—	$226,706

†See Schedule of Investments for additional detailed categorizations.

Notes to schedule of investments (unaudited) (continued)

‡Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		COMMON STOCKS
	CORPORATE
	BONDS &	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	DISCRETIONARY	ENERGY	INDUSTRIALS	WARRANTS	TOTAL
Balance as of August 31, 2011	$1,186,662	—	$660,825	$34,830	$2,355	$1,884,672
Accrued premiums/discounts	2,589	—	—	—	—	2,589
Realized gain (loss)(1)	(4,194)	—	—	44,999	—	40,805
Change in unrealized appreciation (depreciation)(2)	26,714	—	(190,973)	(34,830)	3,525	(195,564)
Purchases	256,603	$38,388	60,514	—	—	355,505
Sales	(1,231,669)	—	—	(44,999)	—	(1,276,668)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—
Balance as of May 31, 2012	$236,705	$38,388	$530,366	—	$5,880	$811,339
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2012(2)	$357	—	$(190,973)	—	$3,525	$(187,091)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to schedule of investments (unaudited) (continued)

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

For average notional amounts of swaps held during the period ended May 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the

Notes to schedule of investments (unaudited) (continued)

agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to schedule of investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $226,706. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At May 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,871,162
Gross unrealized depreciation	(14,061,738)
Net unrealized appreciation	$809,424

Notes to schedule of investments (unaudited) (continued)

During the period ended May 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of August 31, 2011	66,660,000	$1,006,530
Options written	66,966,400	1,014,806
Options closed	(30,478,000)	(609,560)
Options exercised	—	—
Options expired	(88,158,400)	(1,213,593)
Written options, outstanding as of May 31, 2012	14,990,000	$198,183

Transactions in reverse repurchase agreements for the Fund during the period ended May 31, 2012 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$18,258,937	0.76%	$35,353,756

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.10% to 1.00% during the period ended May 31, 2012. Interest expense incurred on reverse repurchase agreements totaled $104,510.

At May 31, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
JPMorgan Chase Bank	0.75%	5/16/2012	TBD*	$1,004,159
JPMorgan Chase Bank	1.00%	5/16/2012	TBD*	968,000
Credit Suisse	0.65%	5/18/2012	TBD*	1,484,584
Credit Suisse	0.75%	5/18/2012	TBD*	10,919,335
Credit Suisse	0.85%	5/18/2012	TBD*	4,672,023
				$19,048,101

* TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On May 31, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $22,184,247.

At May 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Brazilian Real	JPMorgan Chase Bank	3,164,360	$1,565,231	6/15/12	$(7,201)
Euro	BNP Paribas SA	100,000	123,718	8/16/12	(5,702)
					(12,903)
Contracts to Sell:
Brazilian Real	JPMorgan Chase Bank	3,164,360	1,565,230	6/15/12	37,383
British Pound	Citibank N.A.	959,613	1,478,459	8/16/12	68,860
British Pound	UBS AG	760,367	1,171,484	8/16/12	57,041
Euro	BNP Paribas SA	1,607,030	1,988,189	8/16/12	125,375
Euro	Citibank N.A.	266,373	329,552	8/16/12	15,964
Euro	Citibank N.A.	2,355,654	2,914,374	8/16/12	148,966
Euro	UBS AG	9,433,049	11,670,399	8/16/12	721,674
					1,175,263
Net unrealized gain on open forward foreign currency contracts					$1,162,360

Notes to schedule of investments (unaudited) (continued)

At May 31, 2012, the Fund held the following swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE(3)	UPFRONT PREMIUMS PAID	UNREALIZED APPRECIATION
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$1,746,000	12/20/16	5.000% quarterly	$100,552	$47,163	$53,389
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	679,000	12/20/16	5.000% quarterly	39,104	19,139	19,965
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	48,500	12/20/16	5.000% quarterly	2,793	1,396	1,397
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	2,550,000	6/20/17	5.000% quarterly	179,068	116,685	62,383
Total	$5,023,500			$321,517	$184,383	$137,134

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†  Percentage shown is an annual percentage rate.

At May 31, 2012, the Fund held collateral received from BNP Paribas in the amount of $410,238 on credit default swap contracts valued at $321,517.  Net exposure to the counterparty was $(88,721).  Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2012.

			Forward Foreign Currency Contracts
	Purchased	Written			Swap
Primary Underlying	Options, at	Options, at	Unrealized	Unrealized	Contracts,
Risk Disclosure	value	value	Appreciation	Depreciation	at value	Total
Foreign Exchange Risk	—	—	$1,175,263	$(12,903)	—	$1,162,360
Credit Risk	$359,691	$(213,803)	—	—	$321,517	467,405
Total	$359,691	$(213,803)	$1,175,263	$(12,903)	$321,517	$1,629,765

During the period ended May 31, 2012, the volume of derivative activity for the Fund was as follows:

Notes to schedule of investments (unaudited) (continued)

Average Market Value
Purchased options	$199,734
Written options	182,052
Futures contracts (to sell)†	2,316,136
Forward foreign currency contracts (to buy)	1,164,309
Forward foreign currency contracts (to sell)	23,322,327

Average Notional Balance
Interest rate swap contracts†	$456,199
Credit default swap contracts (to buy protection)	2,194,100

†At May 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Partners Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: July 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: July 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 26, 2012